UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

RemSleep Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53450	47-5386867
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

722 50th Street, Des Moines, Iowa	50312
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 495-7585

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

RemSleep Holdings, Inc. is referred to herein as “we”, “us” or “our”.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 1, 2017, our Board of Directors unanimously approved of the adoption of new bylaws, which bylaws are filed herein as Exhibit 3(ii).

Item 9.01 Exhibits

Exhibits

Exhibit Number

Exhibit Description

Exhibit 3(ii)

Bylaws

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 2, 2017

RemSleep Holdings, Inc.

By: /s/ Tom Wood

Tom Wood, President and

Chief Executive Officer

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